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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08612


                          MARTIN CURRIE BUSINESS TRUST
               (Exact name of registrant as specified in charter)

          Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES
                     (Address of Principal Executive Office)

                             Julian M. C. Livingston
                         c/o Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                    Edinburgh
                                Scotland EH1 2ES

                                    Copy to:
                               Lorraine McFarlane
                             c/o Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                    Edinburgh
                                Scotland EH1 2ES
                    (Name and Address of Agents for Service)

    Registrant's telephone number, including area code: 011-44-131-229-5252

                        Date of fiscal year end: April 30

            Date of reporting period: May 1, 2003 to October 31, 2003


EXPLANATORY NOTE: The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the "Act"), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the "1933 Act") because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act. Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.


ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND
MCBT GLOBAL EMERGING MARKETS FUND
MCBT JAPAN MID CAP FUND
MCBT PAN EUROPEAN MID CAP FUND


SEMI-ANNUAL REPORT

OCTOBER 31, 2003

(UNAUDITED)

[MARTIN CURRIE LOGO]

                                                    MARTIN CURRIE BUSINESS TRUST

                                                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
MANAGEMENT DISCUSSION AND ANALYSIS                                            2

SCHEDULES OF INVESTMENTS

   MCBT Opportunistic EAFE Fund                                              12
   MCBT Global Emerging Markets Fund                                         17
   MCBT Japan Mid Cap Fund                                                   21
   MCBT Pan European Mid Cap Fund                                            23

STATEMENTS OF ASSETS AND LIABILITIES                                         26

STATEMENTS OF OPERATIONS                                                     27

STATEMENTS OF CHANGES IN NET ASSETS                                          28

FINANCIAL HIGHLIGHTS                                                         30

NOTES TO FINANCIAL STATEMENTS                                                34

TRUSTEES AND OFFICERS                                                        39

                                                    MCBT OPPORTUNISTIC EAFE FUND

                                         PROFILE AT OCTOBER 31, 2003 (UNAUDITED)

OBJECTIVE                Capital appreciation through investment in an
                         international portfolio of primarily equity and equity-related securities other than securities of issuers located in the USA and Canada.

LAUNCH DATE              July 1, 1994

FUND SIZE                $31.6m

PERFORMANCE              Total return from May 1, 2003 through October 31, 2003

                         -    MCBT Opportunistic EAFE (excluding all transaction fees)      +24.3%
                         -    Morgan Stanley Capital International (MSCI) EAFE Index        +25.0%

                         Annualized total return from July 1, 1994 through October 31, 2003

                         -    MCBT Opportunistic EAFE (excluding all transaction fees)      +2.9%
                         -    MCBT Opportunistic EAFE (including all transaction fees)      +2.8%
                         -    Morgan Stanley Capital International (MSCI) EAFE Index        +3.0%
                              (From July 31, 1994 through October 31, 2003)

PORTFOLIO                Over the six months prior to October 31, 2003, the
COMMENTS                 Opportunistic EAFE Fund rose by 24.3% net of fees (in
                         dollar terms). On a total return basis this was marginally behind the MSCI EAFE Index's return of 25.0%. Against its peer group, the Fund has been placed in the 28th percentile of the Lipper Universe for the 12 months to October 31 and in the 30th percentile for the year to date.

                         In the period, the geopolitical environment and the economic outlook both improved. Investors' sentiment has moved from concern to optimism. We have been well positioned for that change. Our strategy has been to favor the economically sensitive Asian and emerging markets at the expense of Europe. We increased our weighting to Japanese companies in early summer as prospects for that economy and corporate earnings improved. Again we financed this from Europe.

                         At a sector level, we have focused on companies benefiting from economic recovery. These have been in the consumer, materials and financial sectors. We have identified fewer opportunities in pharmaceuticals, energy, staples and utilities.

                         Led by the US, economic recovery gathered momentum during the summer months. The outlook for capital expenditure, employment and corporate earnings has improved. Monetary policy is gradually shifting from 'economic stimulation' to 'inflation management'. But the prospects remain for a longer period of lower inflation, and hence lower interest rates, than in previous cycles.

                         OUTLOOK

                         The changing outlook for bond yields and interest rates will influence our sector and market selection. But at this stage, the outlook remains sufficiently benign for us to continue our positions in developing markets and Japan. As well as benefiting from a cyclical recovery, we believe Japan has the potential of some real structural change. Our Japanese portfolio is biased to domestic stocks which we believe are set to benefit from an increase in capital expenditure. In our view, the balance sheet of the banking sector is improving and the reduction in cross shareholdings has positive implications for the supply of stock and the role of the shareholder.

INVESTMENT               James Fairweather, a member of the team that has
MANAGER PROFILE          primary responsibility for the day-to-day management of
                         the Fund, spent three years with Montague Loebl Stanley
                         & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of our continental
                         European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for our investments in emerging markets. James was promoted to chief investment officer in 1997.

[CHART]

ASSET ALLOCATION
(% of net assets)

Europe                                  65%
Japan                                   22%
Pacific Basin                            9%
Latin America                            1%
Middle East                              1%
Other Areas                              1%
Short-Term Investment                    1%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                      % OF NET ASSETS
                         EUROPE
                         Vodafone Group                       (United Kingdom)              3.8%
                         Autogrill                            (Italy)                       2.0
                         GlaxoSmithKline                      (United Kingdom)              2.0
                         Porsche                              (Germany)                     1.9
                         Royal Bank of Scotland Group         (United Kingdom)              1.9
                         Roche Holding                        (Switzerland)                 1.9
                         BNP Paribas                          (France)                      1.9
                         Telefonaktiebolaget LM
                           Ericsson, Series B                 (Sweden)                      1.9
                         Assa Abloy, Series B                 (Sweden)                      1.8
                         VNU                                  (Netherlands)                 1.8

                                               MCBT GLOBAL EMERGING MARKETS FUND

                                         PROFILE AT OCTOBER 31, 2003 (UNAUDITED)

OBJECTIVE                Capital appreciation through investment primarily in
                         equity and equity-related securities of issuers located in countries with emerging markets and developing economies.

LAUNCH DATE              February 14, 1997

FUND SIZE                $452.7m

PERFORMANCE              Total return from May 1, 2003 through October 31, 2003

                         -    MCBT Global Emerging Markets Fund (excluding all transaction fees)          +41.2%
                         -    Morgan Stanley Capital International (MSCI) Emerging Markets Free Index     +40.4%

                         Annualized total return from February 14, 1997 through October 31, 2003

                         -    MCBT Global Emerging Markets Fund (excluding all transaction fees)          -1.1%
                         -    MCBT Global Emerging Markets Fund (including all transaction fees)          -1.2%
                         -    Morgan Stanley Capital International (MSCI) Emerging Markets Free Index     -1.5%
                              (from February 28, 1997 through October 31, 2003)

PORTFOLIO                The six months prior to October 31, 2003 were very good
COMMENTS                 for global emerging markets. The MSCI Emerging Markets
                         Free Index rose by 40.4%. This was far ahead of the MSCI World Free Index's return of 19.7%. The Fund outperformed returning 41.2% net of fees (all figures in dollar terms).

                         Global equity markets in general performed very well over the reporting period. After the end of the Iraqi war, which was perceived to be swift and successful, markets recovered strongly. Equity investors were no longer averse to risk, and started reacting positively to signs of global recovery and to improving corporate profits.

                         The best performing region was Asia. A post-SARS rally added to this region's gains. Our overweight calls and stock selection in India, Indonesia and Thailand were very successful. Chinese stocks performed exceptionally well, particularly DENWAY MOTORS and ALUMINIUM CORPORATION OF CHINA. Other strong performers included BHARAT HEAVY ELECTRICALS in India, PTT PUBLIC COMPANY and SIAM CEMENT in Thailand.

                         In Latin America, the Brazilian market did perform well, but underperformed global emerging markets as a whole. Mexico continued its underperformance, as the nature of the US economic recovery is not beneficial for Mexico's industrial activity. Both our underweight position and stock selection contributed positively.

                         EMEA (Europe, Middle East and Africa) underperformed the rally in global emerging markets. However, our EMEA exposure added value. Our underweight positions in Israel and South Africa and overweight position in Turkey contributed to performance. Stock selection in Israel and South Africa was positive.

                         OUTLOOK

                         We are positive on the outlook for global emerging markets. We believe that the asset class is cheaper than developed equity markets and offers faster economic and profit growth. We are holding on to our overweight position in Brazil. Valuations are very cheap and we believe that they do not reflect the positive political and economical developments in the last quarter.

                         We are still overweight Asia. We see a number of opportunities in the smaller regional markets and are seeking to capitalize on China's growth. We have also built an overweight position in Indian equities that we believe are going to benefit from ongoing liberalization and privatization.

                         We also continue to be positive on Central Europe. We hold OTP in Hungary. In our view, it is among the highest quality financial institutions in emerging markets, and its valuation, in spite of very good performance, is not expensive.

INVESTMENT               Dariusz Sliwinski, a member of the team that has
MANAGER PROFILE          primary responsibility for the day-to-day management of
                         the Fund, worked in a number of different industries before becoming an investment manager with Bank
                         Gospodarczy Investment Fund Ltd in Poland in 1994. In
                         1995 he moved to Warsaw-based Consortium Raiffeisen
                         Atkins as a senior investment manager. Dariusz joined
                         Martin Currie's emerging markets team in 1997. He is responsible for researching and recommending stocks in European emerging markets and Latin America and manages
                         Martin Currie IF - Emerging Markets Fund.

                         Dr. Slim Feriani, also a member of the team that has primary responsibility for the day-to-day management of the Fund, joined Nomura International in London in 1997 as an investment analyst for the Middle East and North Africa after seven years as an assistant professor of finance at the George Washington University in the US. In 1999, he moved to UBCI Asset Management in Tunis as general manager before joining our emerging markets team in 2000. Slim manages investments in global emerging markets and Australia. He is also a specialist in global metal and mining stocks.

[CHART]

ASSET ALLOCATION
(% of net assets)

Pacific Basin                           51%
Latin America                           14%
Europe                                  12%
Other Areas                             12%
Africa                                   6%
Middle East                              3%
Other Assets, Less Liabilities           2%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                % OF NET ASSETS
                         EUROPE
                         JSC MMC Norilsk Nickel, ADR          (Russia)               2.6%

                         LATIN AMERICA
                         Petroleo Brasileiro, ADR             (Brazil)               2.6

                         PACIFIC BASIN
                         Samsung Group                        (South Korea)          9.4
                         PT Telekomunikasi
                           Indonesia (TELKOM)                 (Indonesia)            3.4
                         Aluminum Corporation of China,
                           Series H                           (China)                3.0
                         PTT                                  (Thailand)             3.0
                         Siam Cement                          (Thailand)             2.8
                         Honam Petrochemical                  (South Korea)          2.7
                         PT Bank Mandiri                      (Indonesia)            2.3

                         OTHER AREAS
                         Bharat Heavy Electricals, 144A,
                         European Style Call Warrants,
                           expiring 4/1/05                    (India)                3.0

                                                        MCBT JAPAN MID CAP FUND^

                                         PROFILE AT OCTOBER 31, 2003 (UNAUDITED)

OBJECTIVE                Capital appreciation through investment primarily in
                         equity and equity-related securities of midsized companies located in Japan.

LAUNCH DATE              August 15, 1994

FUND SIZE                $105.6m

PERFORMANCE              Total return from May 1, 2003 through October 31, 2003

                         -    MCBT Japan Mid Cap Fund (excluding all transaction fees)          +62.1%
                         -    Morgan Stanley Capital International (MSCI) Japan Index^^         +43.5%
                         -    Tokyo Stock Exchange - Second Section Index                       +53.3%

                         Annualized total return from August 15, 1994 through October 31, 2003

                         -    MCBT Japan Mid Cap Fund (excluding all transaction fees)          +4.4%
                         -    MCBT Japan Mid Cap Fund (including all transaction fees)          +4.3%
                         -    Morgan Stanley Capital International (MSCI) Japan Index^^         -4.7%
                              (from August 31, 1994 through October 31, 2003)
                         -    Tokyo Stock Exchange - Second Section Index                       -1.8%
                              (from August 31, 1994 through October 31, 2003)

PORTFOLIO                Over the six months prior to October 31, 2003, the Fund
COMMENTS                 rose by 62.1% net of fees in dollar terms. In
                         comparison, the MSCI Japan Index rose by 43.5%.

                         The April - June quarterly GDP figures reveal that Japan grew at 3.9% annualized - the fastest growth in the G7. Aspects of the calculation of these figures are far from robust, in particular the consumption component. But the general trend is certainly correct, particularly with regard to private capital investment (capex).

                         The stock market has rallied sharply and is now 35% above the low recorded in March. Foreign investors have been consistent buyers since May and total purchases exceeded $43 billion over a recent 20-week period - an all time record.

                         The reasons for foreign buying include better demand and supply of equity, improved earnings and low valuations. There has been more emphasis on return to shareholders through dividends and buy-backs. With the Japanese economy improving, almost all market strategists have become more bullish and revised earnings up slightly. The only companies revising down forecasts are those engaged in consumption (poor seasonal sales), in electric utilities (lower power demand in the cool summer) and in a few niche areas.

                         The currency has strengthened in response to the improved economy and a perceived weak dollar. Mid-caps did very well in this environment. They are more domestically focused and benefit from such a pick up in the economy. We believe that our stock selection has been good. Our themes include components for mobile phones (NOK), materials for LCD displays (NITTO DENKO) and economic recovery (AMADA).

                         ^ On August 30, 2003, the Fund changed its name from "MCBT Japan Small Companies Fund" to "MCBT Japan Mid Cap Fund" and changed its investment policy accordingly.
                         ^^ In connection with the changes of its name and investment policy, the Fund changed its benchmark from the Tokyo Stock Exchange Second Section Index to MSCI Japan Index.

                         OUTLOOK

                         Economic forecasters are revising Japan's GDP upwards to 2.0-2.5%. We believe this trend should continue for at least the next 15 months.

                         Government surveys suggest that profits as a share of GDP are still rising. This should reinforce the increase in private capex. Summer bonuses were up by 2.3% year-on-year, the first rise for two years, and consumption should continue to make a positive contribution to the economy, albeit a minor one.

                         We maintain our upbeat outlook for the Japanese stock market. While the speed of the market recovery and the enormity of foreign buying have surprised us, in our view the medium term outlook remains encouraging.

INVESTMENT               Kevin Troup, a member of the team that has primary
MANAGER PROFILE          responsibility for the day-to-day management of the
                         Fund, replaced Michael Thomas in January 2001. Kevin joined Scottish Life in 1995 as an investment analyst on the Japan desk. He was promoted to fund manager in 1997. He joined Martin Currie's Japan team as an investment manager in 2000, becoming an assistant director in 2001 and director in 2002.

TOP TEN HOLDINGS

                                                          % OF NET ASSETS
                         Aisin Seiki                           3.2%
                         Zeon                                  3.1
                         Yamada Denki                          3.0
                         NOK                                   2.9
                         Nitto Denko                           2.9
                         Fuji Seal                             2.9
                         Amada                                 2.7
                         Fujikura                              2.6
                         Leopalace21                           2.4
                         Calsonic                              2.3

                                                  MCBT PAN EUROPEAN MID CAP FUND

                                         PROFILE AT OCTOBER 31, 2003 (UNAUDITED)

OBJECTIVE                Capital appreciation through investment primarily in
                         equity and equity-related securities of midsized companies located in developed European countries, including the United Kingdom.

LAUNCH DATE              June 6, 2002

FUND SIZE                $69.0m

PERFORMANCE              Total return from May 1, 2003 through October 31, 2003

                         -    MCBT Pan European Mid Cap Fund (excluding all transaction fees)   +36.9%
                         -    Morgan Stanley Capital International (MSCI) European Index        +19.5%

                         Annualized total return from June 6, 2002 through October 31, 2003

                         -    MCBT Pan European Mid Cap Fund (excluding all transaction fees)   +22.2%
                         -    Morgan Stanley Capital International (MSCI) European Index         +3.5%
                              (from June 5, 2002 through October 31, 2003)

PORTFOLIO                Over the six months prior to October 31, 2003, the Pan
COMMENTS                 European Mid Cap Fund rose by 36.9% (net of fees, in
                         dollar terms). We outperformed our benchmark index, the MSCI European, which rose by 19.5%.

                         Economic data, particularly in the US, has improved. Recent corporate results have been good. At the same time, investors' appetite for equities has increased. Lower interest rates have led to greater confidence in economic recovery. A better environment for corporate profits and a higher valuation paid for these profits by investors resulted in strong markets over the period.

                         Our outperformance was due to good stock selection. Star performers tended to be cheap stocks where a process of transformation has led to growth in earnings and upgrades to expected earnings. Such stocks were found in many different sectors. Examples include CONTINENTAL (tires and auto parts), which was up by 82%, A P MOLLER (shipping), up by 72.5%, and PUMA (trainers), up by 45%. ENIRO (directories) and LOGITECH (computer accessories) both disappointed over the period with profit warnings. We have sold the latter.

                         Over the period we added positions in a variety of sectors: TELE2 (telecoms), SWISS LIFE (insurance) and PROSIEBENSAT. 1 (media). Although we benefited from increasing our weighting in cyclical stocks in March, the Fund will always contain a balance of defensive and aggressive stocks. We remain confident that defensive holdings such as GRUPO FERROVIAL (construction), VINCI (construction and infrastructure) and ALTADIS (tobacco) offer sufficient value and positive chance to outperform.

                         OUTLOOK

                         Monetary stimulus is helping to promote economic growth. We believe corporate profits will continue to be strong. In some industries, consolidation has led to some pricing power, while costs have been aggressively reduced. This is exceptionally positive for corporate cash flows. But valuations have become less attractive, and interest rates are rising. Equities should therefore progress, albeit at a less dramatic pace.

                         Many of the stocks identified by our process have had a good run. But so has the market, and generally investors are more prepared to pay up for growth. We will continue to look for stocks which offer exceptional value, but given the rise in the market this may be more of a challenge.

INVESTMENT               Stewart Higgins, a member of the team that has primary
MANAGER PROFILE          responsibility for the day-to-day management of the
                         Fund, spent 18 months with a life assurance company before joining Martin Currie in 1987. He worked in the UK and continental European teams before becoming a member of the new global products team in 2002. Stewart is a director and a mid-cap specialist for our European portfolios.

                         Eric Woehrling is also a member of the team and assists Stewart in managing the Fund. Eric joined Stewart Ivory in 1997 where, as part of his training, he worked in the European, emerging markets, UK, private clients and administration teams. In 1999, he joined Martin Currie's European team. Like Stewart, he is a mid-cap specialist.

[CHART]

ASSET ALLOCATION
(% of net assets)

Germany                                 19%
Netherlands                             17%
Sweden                                  13%
United Kingdom                          12%
Spain                                    7%
France                                   7%
Italy                                    6%
Other Europe                            18%
Short-Term Investment                    1%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                       % OF NET ASSETS
                         EUROPE
                         Continental                          (Germany)                     5.2%
                         Vedior                               (Netherlands)                 5.0
                         Xstrata                              (United Kingdom)              4.8
                         Buhrmann                             (Netherlands)                 4.8
                         Anglo Irish Bank                     (Ireland)                     4.2
                         easyJet                              (United Kingdom)              4.2
                         Euronext                             (Netherlands)                 4.1
                         Volvo, B Shares                      (Sweden)                      4.1
                         Swiss Life Holding                   (Switzerland)                 4.1
                         Deutsche Boerse                      (Germany)                     3.9

                                                    MCBT OPPORTUNISTIC EAFE FUND

                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2003 (UNAUDITED)

                                                                                         US$
                                                                       SHARES           VALUE
                                                                    -------------   -------------
COMMON STOCKS, RIGHTS AND WARRANTS + - 95.7%
EUROPE - 63.3%
   DENMARK - 1.1%
     Group 4 Falck                                                         15,690   $     351,689
                                                                                    -------------
        TOTAL DENMARK - (COST $281,898)                                                   351,689
                                                                                    -------------
   FRANCE - 11.0%
     AXA                                                                   27,609         522,504
     BNP Paribas                                                           11,268         591,339
     Credit Agricole                                                       19,962         423,442
     Credit Agricole, Rights, expiring 11/07/2003*                         19,962           4,635
     L'Oreal                                                                6,800         502,131
     Lagardere S.C.A.                                                       9,923         498,518
     LVMH Moet Hennessy Louis Vuitton                                       7,840         541,152
     Vinci                                                                  5,544         401,338
                                                                                    -------------
        TOTAL FRANCE - (COST $2,792,967)                                                3,485,059
                                                                                    -------------
   GERMANY - 1.6%
     Deutsche Bank                                                          7,573         498,894
                                                                                    -------------
        TOTAL GERMANY - (COST $313,614)                                                   498,894
                                                                                    -------------
   ITALY - 6.4%
     Autogrill*                                                            49,789         629,524
     Eni                                                                   30,865         489,517
     Telecom Italia*                                                      240,146         416,002
     UniCredito Italiano                                                  101,348         498,922
                                                                                    -------------
        TOTAL ITALY - (COST $1,699,957)                                                 2,033,965
                                                                                    -------------
   NETHERLANDS - 5.2%
     ABN AMRO Holding                                                      26,173         548,506
     Philips Electronics                                                   19,530         525,841
     VNU                                                                   18,200         553,635
                                                                                    -------------
        TOTAL NETHERLANDS - (COST $1,335,670)                                           1,627,982
                                                                                    -------------
   NORWAY - 1.3%
     Norsk Hydro                                                            7,293         409,731
                                                                                    -------------
        TOTAL NORWAY - (COST $296,762)                                                    409,731
                                                                                    -------------
   RUSSIA - 1.3%
     JSC MMC Norilsk Nickel, ADR                                            8,073         417,374
                                                                                    -------------
        TOTAL RUSSIA - (COST $393,371)                                                    417,374
                                                                                    -------------

See Notes to Financial Statements.

                                                                                         US$
                                                                       SHARES           VALUE
                                                                    -------------   -------------
COMMON STOCKS, RIGHTS AND WARRANTS + - CONTINUED
EUROPE - CONTINUED
   SPAIN - 6.0%
     Antena 3 Television*                                                     132   $       4,307
     Banco Bilbao Vizcaya Argentaria                                       43,359         496,875
     Banco Santander Central Hispano                                       54,623         523,216
     Iberdrola                                                             22,753         379,089
     Telefonica*                                                           39,129         486,109
                                                                                    -------------
        TOTAL SPAIN - (COST $1,549,623)                                                 1,889,596
                                                                                    -------------
   SWEDEN - 7.6%
     Assa Abloy, Series B                                                  58,525         577,362
     Atlas Copco, Series A                                                 11,879         417,010
     Electrolux, Series B                                                  17,731         363,471
     Nordea                                                                72,835         451,649
     Telefonaktiebolaget LM Ericsson, Series B*                           343,535         589,782
                                                                                    -------------
        TOTAL SWEDEN - (COST $1,891,242)                                                2,399,274
                                                                                    -------------
   SWITZERLAND - 3.6%
     Roche Holding                                                          7,293         602,502
     Zurich Financial Services                                              4,256         544,111
                                                                                    -------------
        TOTAL SWITZERLAND - (COST $755,756)                                             1,146,613
                                                                                    -------------
   UNITED KINGDOM - 18.2%
     Abbey National                                                        43,573         415,859
     Aviva                                                                 44,949         368,578
     Barclays                                                              50,911         429,122
     British Sky Broadcasting*                                             35,267         382,791
     Centrica                                                             167,869         525,267
     GlaxoSmithKline                                                       28,896         618,458
     GUS                                                                   33,482         408,843
     Royal Bank of Scotland Group                                          22,933         614,124
     Tesco                                                                107,785         431,860
     Vodafone Group                                                       566,138       1,188,176
     WPP Group                                                             39,903         379,987
                                                                                    -------------
        TOTAL UNITED KINGDOM - (COST $4,667,786)                                        5,763,065
                                                                                    -------------
TOTAL EUROPE - (COST $15,978,646)                                                      20,023,242
                                                                                    -------------
JAPAN - 21.2%
     Amada                                                                 65,000         280,401
     Bridgestone                                                           24,000         313,868
     Canon                                                                  8,000         386,523
     Credit Saison                                                          9,600         200,527
     Denso                                                                 25,100         475,284

See Notes to Financial Statements.

                                                                                         US$
                                                                       SHARES           VALUE
                                                                    -------------   -------------
COMMON STOCKS, RIGHTS AND WARRANTS + - CONTINUED
JAPAN - CONTINUED
     Fuji Photo Film                                                        8,000   $     235,401
     Fujikura                                                              28,000         168,086
     Honda Motor                                                            7,300         287,730
     Mabuchi Motor                                                          3,600         273,981
     Marui                                                                 19,900         252,297
     Matsumotokiyoshi                                                       4,000         200,890
     Millea Holdings                                                           23         273,635
     Mitsubishi Heavy Industries                                          154,000         422,378
     Mitsubishi Tokyo Financial Group                                          32         229,589
     Murata Manufacturing                                                   5,100         289,483
     Nichii Gakkan                                                            330          17,922
     Nippon Telegraph and Telephone (NTT)                                      61         272,010
     Nitto Denko                                                            4,100         214,849
     Nomura Research Institute                                              2,000         200,708
     Rohm                                                                     700          94,215
     Shin-Etsu Chemical                                                     6,950         258,156
     Showa Denko*                                                         150,000         290,164
     Sumitomo                                                              72,000         498,919
     Takeda Chemical Industries                                             8,100         286,159
     Zeon                                                                  31,000         281,537
                                                                                    -------------
TOTAL JAPAN - (COST $5,709,534)                                                         6,704,712
                                                                                    -------------
LATIN AMERICA - 0.6%
   BRAZIL - 0.6%
     Petroleo Brasileiro, ADR                                               9,400         204,544
                                                                                    -------------
        TOTAL BRAZIL - (COST $176,469)                                                    204,544
                                                                                    -------------
TOTAL LATIN AMERICA - (COST $176,469)                                                     204,544
                                                                                    -------------
MIDDLE EAST - 1.1%
   ISRAEL - 1.1%
     Taro Pharmaceutical Industries*                                        5,200         334,100
                                                                                    -------------
        TOTAL ISRAEL - (COST $304,195)                                                    334,100
                                                                                    -------------
TOTAL MIDDLE EAST - (COST $304,195)                                                       334,100
                                                                                    -------------
OTHER AREAS - 1.0%
   INDIA - 1.0%
     Bharat Petroleum, 144A, European Style Call Warrants,
      expiring 7/21/2005*^                                                 43,300         327,950
                                                                                    -------------
        TOTAL INDIA - (COST $250,306)                                                     327,950
                                                                                    -------------
TOTAL OTHER AREAS - (COST $250,306)                                                       327,950
                                                                                    -------------

See Notes to Financial Statements.

                                                                                         US$
                                                                       SHARES           VALUE
                                                                    -------------   -------------
COMMON STOCKS, RIGHTS AND WARRANTS + - CONTINUED
PACIFIC BASIN - 8.5%
   AUSTRALIA - 1.3%
     BHP Steel                                                             39,766   $     152,629
     Newcrest Mining                                                       16,741         143,210
     News Corporation                                                      13,989         124,324
                                                                                    -------------
        TOTAL AUSTRALIA - (COST $252,577)                                                 420,163
                                                                                    -------------
   CHINA - 1.2%
     Aluminum Corporation of China, Series H                              706,000         363,543
                                                                                    -------------
        TOTAL CHINA - (COST $123,847)                                                     363,543
                                                                                    -------------
   HONG KONG - 1.2%
     Cheung Kong (Holdings)                                                14,000         116,697
     CNOOC                                                                136,500         257,431
                                                                                    -------------
        TOTAL HONG KONG - (COST $282,661)                                                 374,128
                                                                                    -------------
   INDONESIA - 1.2%
     PT Bank Mandiri*                                                   3,397,000         379,821
                                                                                    -------------
        TOTAL INDONESIA - (COST $297,322)                                                 379,821
                                                                                    -------------
   MALAYSIA - 0.8%
     Resorts World                                                         88,000         254,737
                                                                                    -------------
        TOTAL MALAYSIA - (COST $196,401)                                                  254,737
                                                                                    -------------
   SOUTH KOREA - 1.7%
     Korean Air                                                            19,040         254,188
     Samsung Electronics, GDR                                               1,400         280,000
                                                                                    -------------
        TOTAL SOUTH KOREA - (COST $438,642)                                               534,188
                                                                                    -------------
   THAILAND - 1.1%
     PTT                                                                  144,000         351,836
                                                                                    -------------
        TOTAL THAILAND - (COST $262,534)                                                  351,836
                                                                                    -------------
TOTAL PACIFIC BASIN - (COST $1,853,984)                                                 2,678,416
                                                                                    -------------
TOTAL COMMON STOCKS, RIGHTS AND WARRANTS - (COST $24,273,134)                          30,272,964
                                                                                    -------------
PREFERRED STOCKS + - 2.8%
EUROPE - 2.0%
   GERMANY - 2.0%
     Porsche                                                                1,254         615,171
                                                                                    -------------
        TOTAL GERMANY - (COST $428,218)                                                   615,171
                                                                                    -------------
TOTAL EUROPE - (COST $428,218)                                                            615,171
                                                                                    -------------

See Notes to Financial Statements.

                                                                                         US$
                                                                       SHARES           VALUE
                                                                    -------------   -------------
PREFERRED STOCKS + - CONTINUED
LATIN AMERICA - 0.8%
   BRAZIL - 0.8%
     Usinas Siderurgicas de Minas Gerais (Usiminas), Series A              32,789   $     262,632
                                                                                    -------------
        TOTAL BRAZIL - (COST $286,192)                                                    262,632
                                                                                    -------------
TOTAL LATIN AMERICA - (COST $286,192)                                                     262,632
                                                                                    -------------
TOTAL PREFERRED STOCKS - (COST $714,410)                                                  877,803
                                                                                    -------------

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    -------------
CONVERTIBLE BONDS + - 1.1%
JAPAN - 1.1%
     SMFG Finance (Cayman Islands), 2.250%, 07/11/2005              Y  21,000,000         346,631
                                                                                    -------------
TOTAL JAPAN - (COST $148,413)                                                             346,631
                                                                                    -------------
TOTAL CONVERTIBLE BONDS - (COST $148,413)                                                 346,631
                                                                                    -------------
SHORT-TERM INVESTMENT - 0.4%
     Repurchase Agreement with State Street Bank and Trust,
       0.400%, 11/03/2003(a)                                        $     141,000         141,000
                                                                                    -------------
TOTAL SHORT-TERM INVESTMENT - (COST $141,000)                                             141,000
                                                                                    -------------
TOTAL INVESTMENTS - (COST $25,276,957) - 100.0%                                        31,638,398
OTHER ASSETS, LESS LIABILITIES - 0.0%                                                       3,640
                                                                                    -------------
NET ASSETS - 100.0%                                                                 $  31,642,038
                                                                                    =============

*    Non-income producing security.
144A Security exempt from registration under Rule 144A of the Securities Act of
     1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) The repurchase agreement, dated 10/31/2003, due 11/03/2003 with repurchase proceeds of $141,005 is collateralized by United States Treasury Note, 1.625% due 4/30/2005 with a market value of $145,181.
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows:
     Airlines 0.8%, Auto Parts 1.5%, Automobiles 2.8%, Banks 17.9%, Broadcasting 1.2%, Building and Construction 1.3%, Business Services 2.9%, Chemicals 2.4%, Computer Services 0.1%, Cosmetics & Toiletries 1.6%, Diversified 1.6%, Drugs & Health Care 6.4%, Electric Utilities 1.2%, Electronics 4.6%, Financial Services 4.2%, Food & Beverages 1.7%, Household Products 1.1%, Industrial Machinery 3.5%, Insurance 5.4%, Leisure Time 0.8%, Metal 4.3%, Mining 0.4%, Multi Media 2.0%, Oil Integrated 1.8%, Oil & Gas 3.7%, Photography 2.0%, Publishing 1.7%, Real Estate 0.4%, Restaurants 2.0%, Retail Grocery 1.4%, Retail Trade 2.1%, Steel 1.3%, Telecommunications 7.5%, Telecommunication Equipment 2.4%, Tires & Rubber 1.9% and Utilities 1.7%.
^ Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
Y    Par denominated in Japanese yen.
ADR  American Depositary Receipts
GDR  Global Depositary Receipts

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND

                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2003 (UNAUDITED)

                                                                                                          US$
                                                                                       SHARES            VALUE
                                                                                    -------------   ---------------
COMMON STOCKS AND WARRANTS + - 94.5%
AFRICA - 5.5%
   SOUTH AFRICA - 5.5%
     Anglo American                                                                       310,600   $     6,333,756
     Edgars Consolidated Stores                                                           199,209         2,934,907
     Harmony Gold Mining                                                                  287,400         4,426,292
     Impala Platinum Holdings                                                              65,411         6,020,671
     Kumba Resources                                                                      500,538         2,701,739
     Standard Bank Group                                                                  535,249         2,598,243
                                                                                                    ---------------
        TOTAL SOUTH AFRICA - (COST $18,514,105)                                                          25,015,608
                                                                                                    ---------------
TOTAL AFRICA - (COST $18,514,105)                                                                        25,015,608
                                                                                                    ---------------
EUROPE - 12.0%
   HUNGARY - 0.9%
     OTP Bank, GDR, 144A                                                                  172,975         4,246,536
                                                                                                    ---------------
        TOTAL HUNGARY - (COST $2,989,253)                                                                 4,246,536
                                                                                                    ---------------
   POLAND - 1.0%
     Bank Zachodni WBK                                                                    218,407         4,388,729
                                                                                                    ---------------
        TOTAL POLAND - (COST $3,727,204)                                                                  4,388,729
                                                                                                    ---------------
   RUSSIA - 6.5%
     AO VimpelCom, ADR*                                                                   113,700         7,401,870
     JSC MMC Norilsk Nickel, ADR                                                          227,450        11,759,165
     LUKOIL, ADR                                                                           83,600         6,796,680
     YUKOS, ADR                                                                            73,123         3,305,160
                                                                                                    ---------------
        TOTAL RUSSIA - (COST $20,762,284)                                                                29,262,875
                                                                                                    ---------------
   TURKEY - 3.6%
     Arcelik                                                                        1,643,458,600         7,926,293
     Turkiye Garanti Bankasi                                                        3,670,069,500         8,602,692
                                                                                                    ---------------
        TOTAL TURKEY - (COST $12,556,558)                                                                16,528,985
                                                                                                    ---------------
TOTAL EUROPE - (COST $40,035,299)                                                                        54,427,125
                                                                                                    ---------------
LATIN AMERICA - 10.8%
   BRAZIL - 8.6%
     Companhia Vale do Rio Doce, ADR                                                      103,900         4,753,425
     Petroleo Brasileiro, ADR                                                             544,400        11,846,144
     Tele Norte Leste Participacoes, ADR                                                  578,300         8,194,511
     Telesp Celular Participacoes, ADR*                                                 1,273,600         7,259,520
     Unibanco - Uniao de Bancos Brasileiros, ADR                                          310,800         6,871,788
                                                                                                    ---------------
        TOTAL BRAZIL - (COST $30,616,799)                                                                38,925,388
                                                                                                    ---------------

See Notes to Financial Statements.

                                                                                                          US$
                                                                                       SHARES            VALUE
                                                                                    -------------   ---------------
COMMON STOCKS AND WARRANTS + - CONTINUED
LATIN AMERICA - CONTINUED
   MEXICO - 2.2%
     America Movil, Series L, ADR                                                         231,950   $     5,520,410
     Grupo Financiero Banorte, Series O                                                 1,340,000         4,361,664
                                                                                                    ---------------
        TOTAL MEXICO - (COST $6,543,660)                                                                  9,882,074
                                                                                                    ---------------
TOTAL LATIN AMERICA - (COST $37,160,459)                                                                 48,807,462
                                                                                                    ---------------
MIDDLE EAST - 3.4%
   ISRAEL - 3.4%
     M-Systems Flash Disk Pioneers*                                                       268,100         5,308,380
     Taro Pharmaceutical Industries*                                                      152,900         9,823,825
                                                                                                    ---------------
        TOTAL ISRAEL - (COST $14,057,163)                                                                15,132,205
                                                                                                    ---------------
TOTAL MIDDLE EAST - (COST $14,057,163)                                                                   15,132,205
                                                                                                    ---------------
OTHER AREAS - 12.1%
   INDIA - 8.7%
     Associated Cement, 144A, European Style Call Warrants,
       expiring 7/29/2005*^                                                             1,000,000         4,726,390
     Bharat Heavy Electricals, 144A, European Style Call Warrants,
       expiring 4/1/05*^                                                                1,294,600        13,753,830
     Bharat Petroleum, 144A, European Style Call Warrants,
       expiring 7/21/2005*^                                                             1,045,200         7,916,259
     ICICI Bank, 144A, European Style Call Warrants, expiring 11/24/04*^                1,300,000         7,116,460
     Ranbaxy Laboratories, 144A, European Style Call Warrants,
       expiring 12/28/05*^                                                                267,700         5,807,109
                                                                                                    ---------------
        TOTAL INDIA - (COST $24,953,134)                                                                 39,320,048
                                                                                                    ---------------
   INVESTMENT COMPANIES - 3.4%
     Absolute Return Fund Ltd. - Asia Fund*#(b)^                                          354,582         4,500,000
     Indian Opportunities Fund Ltd.*#(a)^                                               1,111,326           922,401
     Taiwan Opportunities Fund Ltd.*(b)                                                   825,723        10,049,049
     The China Heartland Fund Ltd.*#(b)^                                                   16,206            65,741
                                                                                                    ---------------
        TOTAL INVESTMENT COMPANIES - (COST $15,720,201)                                                  15,537,191
                                                                                                    ---------------
TOTAL OTHER AREAS - (COST $40,673,335)                                                                   54,857,239
                                                                                                    ---------------
PACIFIC BASIN - 50.7%
   CHINA - 3.0%
     Aluminum Corporation of China, Series H                                           26,708,000        13,752,832
                                                                                                    ---------------
        TOTAL CHINA - (COST $4,875,982)                                                                  13,752,832
                                                                                                    ---------------

See Notes to Financial Statements.

                                                                                                          US$
                                                                                       SHARES            VALUE
                                                                                    -------------   ---------------
COMMON STOCKS AND WARRANTS + - CONTINUED
PACIFIC BASIN - CONTINUED
   HONG KONG - 3.2%
     CNOOC                                                                              4,771,500   $     8,998,774
     Denway Motors                                                                      6,816,000         5,615,654
                                                                                                    ---------------
        TOTAL HONG KONG - (COST $8,510,163)                                                              14,614,428
                                                                                                    ---------------
   INDONESIA - 8.6%
     Astra International*                                                              13,613,000         6,969,523
     PT Bank Mandiri*                                                                  93,403,000        10,443,459
     PT Hanjaya Mandala Sampoerna                                                      11,605,000         5,941,476
     PT Telekomunikasi Indonesia (TELKOM)                                              21,755,900        15,363,432
                                                                                                    ---------------
        TOTAL INDONESIA - (COST $26,064,275)                                                             38,717,890
                                                                                                    ---------------
   MALAYSIA - 2.0%
     Resorts World                                                                      3,064,000         8,869,474
                                                                                                    ---------------
        TOTAL MALAYSIA - (COST $5,571,571)                                                                8,869,474
                                                                                                    ---------------
   SOUTH KOREA - 17.7%
     Honam Petrochemical                                                                  305,458        12,233,806
     Kookmin Bank                                                                         247,470         9,033,125
     Korean Air                                                                           691,870         9,236,625
     Locus*                                                                                    37               110
     POSCO                                                                                 57,910         6,752,497
     Samsung Electronics                                                                   90,199        35,820,473
     Samsung Heavy Industries                                                           1,482,300         6,863,544
                                                                                                    ---------------
        TOTAL SOUTH KOREA - (COST $58,736,128)                                                           79,940,180
                                                                                                    ---------------
   TAIWAN - 9.4%
     Chicony Electronics                                                                4,378,000         8,128,912
     Kye Systems                                                                        5,090,000         5,490,539
     Merry Electronics                                                                  4,305,420         6,979,019
     Micro-Star International                                                             470,000           817,271
     Soft-World International                                                           2,326,000         8,020,690
     Taiwan Semiconductor Manufacturing                                                 4,393,440         8,675,522
     Yuanta Core Pacific                                                                7,086,000         4,406,561
                                                                                                    ---------------
        TOTAL TAIWAN - (COST $38,829,766)                                                                42,518,514
                                                                                                    ---------------

See Notes to Financial Statements.

                                                                                                          US$
                                                                                       SHARES            VALUE
                                                                                    -------------   ---------------
COMMON STOCKS AND WARRANTS + - CONTINUED
PACIFIC BASIN - CONTINUED
   THAILAND - 6.8%
     PTT                                                                                5,603,500   $    13,691,047
     Siam Cement                                                                        2,274,500        12,881,519
     Tisco Finance*                                                                     5,273,000         4,393,616
                                                                                                    ---------------
        TOTAL THAILAND - (COST $19,357,874)                                                              30,966,182
                                                                                                    ---------------
TOTAL PACIFIC BASIN - (COST $161,945,759)                                                               229,379,500
                                                                                                    ---------------
TOTAL COMMON STOCKS AND WARRANTS - (COST $312,386,120)                                                  427,619,139
                                                                                                    ---------------
PREFERRED STOCKS + - 2.9%
LATIN AMERICA - 2.9%
   BRAZIL - 2.9%
     Companhia Energetica de Minas Gerais (CEMIG)                                     467,152,000         6,928,987
     Usinas Siderurgicas de Minas Gerais (Usiminas), Series A                             773,302         6,193,976
                                                                                                    ---------------
        TOTAL BRAZIL - (COST $13,661,506)                                                                13,122,963
                                                                                                    ---------------
TOTAL LATIN AMERICA - (COST $13,661,506)                                                                 13,122,963
                                                                                                    ---------------
TOTAL PREFERRED STOCKS - (COST $13,661,506)                                                              13,122,963
                                                                                                    ---------------
TOTAL INVESTMENTS - (COST $326,047,626) - 97.4%                                                         440,742,102
OTHER ASSETS, LESS LIABILITIES - 2.6%                                                                    11,971,358
                                                                                                    ---------------
NET ASSETS - 100.0%                                                                                 $   452,713,460
                                                                                                    ===============

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) The Indian Opportunities Fund Ltd. is managed by Martin Currie Bermuda Ltd., an affiliate of Martin Currie Inc. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies. The Fund is in the process of being liquidated.
(b) Martin Currie Investment Management Ltd., an affiliate of Martin Currie Inc., provides investment management services to the Taiwan Opportunities Fund Ltd., The China Heartland Fund Ltd. and the Absolute Return Fund Ltd.
     - Asia Fund. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows:
     Airlines 2.0%, Automobiles 2.8%, Banks 9.6%, Chemicals 2.7%, Computer Software 1.8%, Computers 3.0%, Computers & Business Equipment 1.2%, Construction Materials 2.8%, Drugs & Health Care 2.2%, Electric Utilities 1.5%, Electronics 9.6%, Financial Services 12.2%, Household Appliances & Home Furnishing 1.8%, Investment Companies 3.4%, Leisure Time 2.0%, Metals 6.7%, Mining 4.3%, Oil Integrated 7.9%, Oil & Gas 2.0%, Retail Trade 0.6%, Semi-Conductor Manufacturing Equipment 1.9%, Shipbuilding 1.5%, Steel 2.9%, Telecommunications 9.7% and Tobacco 1.3%.
^ Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
ADR  American Depositary Receipts
GDR  Global Depositary Receipts

See Notes to Financial Statements.

                                                         MCBT JAPAN MID CAP FUND

                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2003 (UNAUDITED)

                                                                                                          US$
                                                                                       SHARES            VALUE
                                                                                    -------------   ---------------
COMMON STOCKS + - 96.8%
     Aeon Mall                                                                             64,000   $     2,208,700
     Aisin Seiki                                                                          240,300         3,404,486
     Alfresa Holdings*                                                                     58,000         2,296,612
     Amada                                                                                665,000         2,868,722
     Arrk                                                                                  34,600         2,300,173
     Bandai                                                                                77,400         2,052,566
     C&S                                                                                   31,700           584,425
     C. Uyemura                                                                            28,000           775,588
     Calsonic                                                                             320,000         2,432,477
     Credit Saison                                                                         69,600         1,453,819
     Daifuku                                                                              328,000         1,441,758
     Daikin Industries                                                                     97,000         2,065,798
     Daiwa Logistics                                                                          800             3,778
     FamilyMart                                                                            40,000           868,223
     Fuji Machine Manufacturing                                                           117,300         1,544,683
     Fuji Seal                                                                             68,950         2,404,577
     Fujikura                                                                             460,000         2,761,420
     Fujimi                                                                                46,400         1,546,526
     Fullcast, New Shares                                                                     388         1,222,741
     Gakken*                                                                              464,000           623,667
     Goodwill Group                                                                           143         1,028,571
     Hirose Electric                                                                        9,100         1,116,529
     Hogy Medical                                                                          21,000         1,027,972
     Japan Securities Finance                                                             266,000         1,468,786
     JGC                                                                                  220,000         1,888,112
     JSR                                                                                  114,000         2,412,315
     Komori                                                                                20,000           246,662
     Leopalace21                                                                          253,000         2,504,495
     Mabuchi Motor                                                                         14,900         1,133,975
     Maeda Road Construction                                                              195,000         1,023,613
     Mimasu Semiconductor Industry                                                         85,000         1,106,984
     NEC Fielding                                                                          19,200         1,152,593
     Nichii Gakkan                                                                         18,820         1,022,102
     Nifco                                                                                 73,000           932,804
     Nippon Chemi-Con                                                                     272,000         1,074,562
     Nippon Sanso                                                                         476,000         1,966,942
     Nippon System Development                                                             61,000         1,110,753
     Nippon Thompson                                                                      161,000         1,070,312
     Nishio Rent All                                                                       55,800           575,179
     Nissho Iwai-Nichimen Holdings*                                                       352,000         1,940,460
     Nissin Food Products                                                                  81,700         1,873,513
     Nissin Healthcare Food Service                                                        66,800         1,371,065
     Nitto Denko                                                                           58,300         3,055,045
     NOK                                                                                   78,000         3,067,296
     Nomura Research Institute                                                             17,000         1,706,021

See Notes to Financial Statements.

                                                                                                          US$
                                                                                       SHARES            VALUE
                                                                                    -------------   ---------------
COMMON STOCKS + - CONTINUED
     Ootoya #                                                                              77,200   $       553,882
     Orix                                                                                  28,000         2,352,193
     Osaka Gas                                                                            357,000           985,633
     Ryosan                                                                                75,100         1,201,764
     Ryoyo Electro                                                                         94,100         1,068,250
     Sanken Electric                                                                      120,000         1,328,490
     Sorun                                                                                 52,300           339,135
     Square Enix                                                                           79,000         2,202,616
     Suruga Bank                                                                          182,000         1,138,843
     Suzuken                                                                               35,000         1,080,737
     TAC #                                                                                122,100         1,103,347
     TAC, New Shares                                                                      175,200         1,583,180
     Taisei Lamick                                                                         52,400         1,180,202
     Taiyo Yuden                                                                          107,000         1,545,091
     TIS                                                                                   36,900         1,296,912
     Towa                                                                                  71,400           571,278
     Toyo Ink Manufacturing                                                               251,000           930,052
     Toyota Industries                                                                    127,000         2,341,386
     Wakita                                                                               257,000         1,258,042
     Yamada Denki                                                                          98,400         3,127,781
     Zeon                                                                                 359,000         3,260,376
                                                                                                    ---------------
TOTAL COMMON STOCK - (COST $76,008,152)                                                                 102,186,590
                                                                                                    ---------------

                                                                                     PRINCIPAL
                                                                                      AMOUNT
                                                                                  ---------------
CONVERTIBLE BONDS + - 1.5%
     Fuji Seal, 0.00%, 9/29/2006 (a)                                              Y    60,000,000           627,191
     Mimasu Semiconductor Industry, 0.00%, 11/30/2007 (a)                         Y   100,000,000         1,011,261
                                                                                                    ---------------
TOTAL CONVERTIBLE BONDS - (COST $1,437,992)                                                               1,638,452
                                                                                                    ---------------
TOTAL INVESTMENTS - (COST $77,446,144) - 98.3%                                                          103,825,042
OTHER ASSETS, LESS LIABILITIES - 1.7%                                                                     1,761,052
                                                                                                    ---------------
NET ASSETS - 100.0%                                                                                 $   105,586,094
                                                                                                    ===============

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a)  Zero coupon bond.
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows:
     Auto Parts 11.5%, Banks 1.1%, Business Services 1.2%, Chemicals 6.0%, Commercial Services 1.9%, Computer Services 2.3%, Computer Software 3.0%, Construction 1.0%, Construction Materials 1.2%, Diversified 1.8%, Electrical Equipment 1.5%, Electronics 14.1%, Financial Services 5.0%, Food & Beverages 3.1%, Industrial Machinery 6.8%, Lease Rental Obligations 0.5%, Manufacturing 2.2%, Medical Products 4.2%, Miscellaneous 5.7%, Plastics 4.0%, Publishing 0.6%, Real Estate 4.5%, Restaurants 0.5%, Retail 0.8%, Retail Trade 0.5%, School 2.5%, Semi-Conductor Manufacturing Equipment 0.5%, Software 2.1%, Tires & Rubber 5.4%, Toys & Amusements 1.9% and Utilities 0.9%.
Y    Par denominated in Japanese yen.

See Notes to Financial Statements.

                                                  MCBT PAN EUROPEAN MID CAP FUND

                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 2003 (UNAUDITED)

                                                                        US$
                                                         SHARES        VALUE
                                                       ----------   ------------
COMMON STOCKS + - 96.9%
   BELGIUM - 3.4%
     Agfa Gevaert                                          94,254   $  2,336,409
                                                                    ------------
        TOTAL BELGIUM - (COST $2,057,897)                              2,336,409
                                                                    ------------
   DENMARK - 2.5%
     A P Moller - Maersk                                      221      1,732,927
                                                                    ------------
        TOTAL DENMARK - (COST $864,757)                                1,732,927
                                                                    ------------
   FINLAND - 0.7%
     Wartsila, B Shares                                    27,118        464,409
                                                                    ------------
        TOTAL FINLAND - (COST $348,926)                                  464,409
                                                                    ------------
   FRANCE - 6.7%
     Imerys                                                12,230      2,342,942
     Vinci                                                 31,232      2,260,931
                                                                    ------------
        TOTAL FRANCE - (COST $3,256,681)                               4,603,873
                                                                    ------------
   GERMANY - 16.6%
     Continental                                          106,423      3,608,024
     Deutsche Boerse                                       48,751      2,706,725
     Medion                                                59,591      2,644,372
     Puma                                                  17,163      2,500,454
                                                                    ------------
        TOTAL GERMANY - (COST $6,885,301)                             11,459,575
                                                                    ------------
   IRELAND - 4.2%
     Anglo Irish Bank                                     241,421      2,895,519
                                                                    ------------
        TOTAL IRELAND - (COST $1,724,101)                              2,895,519
                                                                    ------------
   ITALY - 5.9%
     Autogrill*                                           178,960      2,262,742
     Saipem                                               249,159      1,810,931
                                                                    ------------
        TOTAL ITALY - (COST $3,639,532)                                4,073,673
                                                                    ------------
   NETHERLANDS - 17.5%
     ASM International*                                   139,912      2,426,927
     Buhrmann                                             370,286      3,310,390
     Euronext                                             117,051      2,859,548
     Vedior                                               240,508      3,462,600
                                                                    ------------
        TOTAL NETHERLANDS - (COST $8,267,419)                         12,059,465
                                                                    ------------
   PORTUGAL - 3.2%
     Brisa-Auto Estradas                                  354,808      2,216,291
                                                                    ------------
        TOTAL PORTUGAL - (COST $1,883,124)                             2,216,291
                                                                    ------------

See Notes to Financial Statements.

                                                                        US$
                                                         SHARES        VALUE
                                                       ----------   ------------
COMMON STOCKS + - CONTINUED
   SPAIN - 7.2%
     Altadis                                              105,336   $  2,551,187
     Grupo Ferrovial                                       83,966      2,394,324
                                                                    ------------
        TOTAL SPAIN - (COST $4,697,354)                                4,945,511
                                                                    ------------
   SWEDEN - 12.6%
     Alfa Laval                                           123,700      1,632,386
     Eniro                                                334,300      2,676,901
     Tele2, B Shares*                                      31,200      1,568,954
     Volvo, B Shares                                      102,300      2,857,249
                                                                    ------------
        TOTAL SWEDEN - (COST $6,800,838)                               8,735,490
                                                                    ------------
   SWITZERLAND - 4.1%
     Swiss Life Holding*                                   16,590      2,809,342
                                                                    ------------
        TOTAL SWITZERLAND - (COST $2,314,904)                          2,809,342
                                                                    ------------
   UNITED KINGDOM - 12.3%
     easyJet*                                             606,000      2,882,827
     George Wimpey                                        416,000      2,307,034
     Xstrata                                              323,000      3,314,141
                                                                    ------------
        TOTAL UNITED KINGDOM - (COST $5,848,630)                       8,504,002
                                                                    ------------
TOTAL COMMON STOCKS - (COST $48,589,464)                              66,836,486
                                                                    ------------
PREFERRED STOCKS + - 2.7%
   GERMANY - 2.7%
     ProSiebenSat.1 Media                                 118,384      1,821,210
                                                                    ------------
        TOTAL GERMANY - (COST $977,146)                                1,821,210
                                                                    ------------
TOTAL PREFERRED STOCKS - (COST $977,146)                               1,821,210
                                                                    ------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                       ----------
SHORT-TERM INVESTMENT - 0.7%
     Repurchase Agreement with State Street Bank
       and Trust, 0.400%, 11/03/2003(a)                $  482,000        482,000
                                                                    ------------
TOTAL SHORT-TERM INVESTMENT - (COST $482,000)                            482,000
                                                                    ------------
TOTAL INVESTMENTS - (COST $50,048,610) - 100.3%                       69,139,696
OTHER ASSETS, LESS LIABILITIES - (0.3)%                                 (179,146)
                                                                    ------------
NET ASSETS - 100.0%                                                 $ 68,960,550
                                                                    ============

See Notes to Financial Statements.

*    Non-income producing security.
(a) The repurchase agreement, dated 10/31/2003, due 11/03/2003 with repurchase proceeds of $482,016 is collateralized by United States Treasury Bond, 8.500% due 2/15/2020 with a market value of $498,211.
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows:
     Airlines 4.2%, Apparel & Textiles 3.6%, Auto Parts 5.2%, Automobiles 4.2%, Banks 4.2%, Building and Construction 13.5%, Business Services 5.0%, Diversified 3.8%, Financial Services 12.2%, Industrial Machinery 0.7%, Mining 4.8%, Miscellaneous 2.4%, Multi Media 2.6%, Office Furnishing & Supplies 4.8%, Oil & Gas 2.6%, Photography 3.4%, Publishing 3.9%, Restaurants 3.3%, Semi-Conductor Manufacturing Equipment 3.5%, Telecommunications Services 2.3%, Tobacco 3.7%, Transportation 2.5% and Turnpikes & Toll Roads 3.2%.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST

                                              STATEMENTS OF ASSETS & LIABILITIES
                                                    OCTOBER 31, 2003 (UNAUDITED)

                                                            MCBT                MCBT                MCBT               MCBT
                                                     OPPORTUNISTIC EAFE    GLOBAL EMERGING       JAPAN MID         PAN EUROPEAN
                                                            FUND             MARKETS FUND         CAP FUND         MID CAP FUND
                                                     ------------------    ---------------    ---------------    ---------------
ASSETS
  Investment in securities, at value                 $       31,638,398    $   440,742,102    $   103,825,042    $    69,139,696
  Cash                                                               98                  -                  -                972
  Foreign currency, at value                                     62,582          6,907,143            756,774            134,746
  Receivable for investments sold                                     -         12,484,372          1,250,825            332,578
  Dividend and interest receivable                               46,481            842,006            222,492                  5
  Foreign tax reclaims receivable                                83,326                  -                  -             51,936
                                                     ------------------    ---------------    ---------------    ---------------
    TOTAL ASSETS                                             31,830,885        460,975,623        106,055,133         69,659,933
                                                     ------------------    ---------------    ---------------    ---------------
LIABILITIES
  Payable to custodian bank                                           -             54,153                  -                  -
  Payable for investments purchased                              50,157          5,707,108            163,220            488,296
  Management fee payable                                         88,299            820,385            247,299            162,015
  Administration fee payable                                        620             21,680              7,164              3,337
  Trustees fee payable                                            5,137             25,077              7,048              5,211
  Capital gains taxes accrued                                    11,663          1,594,439                  -                  -
  Accrued expenses and other liabilities                         32,971             39,321             44,308             40,524
                                                     ------------------    ---------------    ---------------    ---------------
    TOTAL LIABILITIES                                           188,847          8,262,163            469,039            699,383
                                                     ------------------    ---------------    ---------------    ---------------
TOTAL NET ASSETS                                     $       31,642,038    $   452,713,460    $   105,586,094    $    68,960,550
                                                     ==================    ===============    ===============    ===============
COMPOSITION OF NET ASSETS
  Paid-in capital                                    $       75,036,158    $   387,403,015    $   107,046,887    $    50,696,646
  Undistributed net investment income (loss)                    471,216          1,669,627            (49,900)           294,877
  Accumulated net realized loss on investments and
    foreign currency transactions                           (50,225,888)       (49,434,826)       (27,766,456)        (1,124,215)
  Net unrealized appreciation on investments and
    foreign currency                                          6,360,552        113,075,644         26,355,563         19,093,242
                                                     ------------------    ---------------    ---------------    ---------------
TOTAL NET ASSETS                                     $       31,642,038    $   452,713,460    $   105,586,094    $    68,960,550
                                                     ==================    ===============    ===============    ===============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING                                                 3,338,770         60,055,850          9,538,953          5,204,983
NET ASSET VALUE PER SHARE                            $             9.48    $          7.54    $         11.07    $         13.25

Identified cost of investments                       $       25,276,957    $   326,047,626    $    77,446,144    $    50,048,610
Cost of foreign currency                             $           62,006    $     6,925,176    $       769,337    $       134,748

See Notes to Financial Statements.

                                                        STATEMENTS OF OPERATIONS
                                   SIX MONTHS ENDED OCTOBER 31, 2003 (UNAUDITED)

                                                            MCBT                MCBT                MCBT               MCBT
                                                     OPPORTUNISTIC EAFE    GLOBAL EMERGING       JAPAN MID         PAN EUROPEAN
                                                            FUND             MARKETS FUND         CAP FUND         MID CAP FUND
                                                     ------------------    ---------------    ---------------    ---------------
INVESTMENT INCOME
  Interest income                                    $           11,959    $        15,944    $         9,058    $         1,940
  Dividend income                                               794,050          4,695,920            270,203            883,990
  Foreign taxes witheld                                         (81,624)          (722,997)            (6,738)          (119,893)
                                                     ------------------    ---------------    ---------------    ---------------
    TOTAL INVESTMENT INCOME                                     724,385          3,988,867            272,523            766,037
                                                     ------------------    ---------------    ---------------    ---------------
EXPENSES
  Management fees                                               211,501          1,529,956            461,234            329,333
  Custodian fees                                                 84,460            271,475             60,328             63,344
  Administration fees                                            24,175            116,856             36,903             26,347
  Audit fees                                                     16,787             16,787             16,787             16,390
  Legal fees                                                      8,297             42,426             11,267              8,271
  Transfer agent fees                                             3,167              4,103              3,318              3,318
  Trustees fees                                                   3,800             19,896              5,213              3,865
  Miscellaneous expenses                                          9,060             32,956             10,211             10,097
                                                     ------------------    ---------------    ---------------    ---------------
    TOTAL EXPENSES                                              361,247          2,034,455            605,261            460,965
                                                     ------------------    ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS)                                    363,138          1,954,412           (332,738)           305,072
                                                     ------------------    ---------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
  Net realized gain on investments
    (net of foreign taxes paid of $16,818,
    $475,558, $0 and $0, respectively)                        5,679,238         43,039,279         10,269,799          3,919,901
  Net realized gain (loss) on foreign currency
    transactions                                                (12,062)          (622,196)           248,998            (22,782)
  Net change in unrealized appreciation
    (depreciation) on:
    Investments (net of foreign taxes of $7,697,
      $1,253,653, $0 and $0, respectively)                    6,923,589         89,452,999         34,391,869         16,245,611
    Foreign currency                                             (2,549)            (1,676)           (18,919)               328
                                                     ------------------    ---------------    ---------------    ---------------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS                                12,588,216        131,868,406         44,891,747         20,143,058
                                                     ------------------    ---------------    ---------------    ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $       12,951,354    $   133,822,818    $    44,559,009    $    20,448,130
                                                     ==================    ===============    ===============    ===============

See Notes to Financial Statements.

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                          MCBT                                MCBT
                                                                OPPORTUNISTIC EAFE FUND           GLOBAL EMERGING MARKETS FUND
                                                          ----------------------------------   ----------------------------------
                                                          SIX MONTHS ENDED         YEAR        SIX MONTHS ENDED        YEAR
                                                          OCTOBER 31, 2003         ENDED       OCTOBER 31, 2003        ENDED
                                                             (UNAUDITED)      APRIL 30, 2003     (UNAUDITED)       APRIL 30, 2003
                                                          ----------------    --------------   ----------------    --------------
NET ASSETS, beginning of period                           $     65,463,644    $  118,586,142   $    326,580,104    $  468,682,829
                                                          ----------------    --------------   ----------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                            363,138           946,854          1,954,412         3,408,332
  Net realized gain (loss) on investments and foreign
    currency transactions                                        5,667,176       (14,149,507)        42,417,083       (48,711,515)
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currency transactions             6,921,040        (4,329,816)        89,451,323       (42,868,036)
                                                          ----------------    --------------   ----------------    --------------
  Net increase (decrease) in net assets from operations         12,951,354       (17,532,469)       133,822,818       (88,171,219)
                                                          ----------------    --------------   ----------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                  -        (1,501,117)                 -        (2,148,559)
  Net realized gains                                                     -                 -                  -                 -
                                                          ----------------    --------------   ----------------    --------------
  Total distributions                                                    -        (1,501,117)                 -        (2,148,559)
                                                          ----------------    --------------   ----------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares                              1,500,000           920,000         12,848,976        81,032,974
  Reinvestment of distributions to shareholders                          -         1,347,088                  -         1,317,023
  Cost of shares repurchased                                   (48,272,960)      (36,356,000)       (20,538,438)     (134,132,944)
                                                          ----------------    --------------   ----------------    --------------
  Total decrease in net assets from capital share
    transactions                                               (46,772,960)      (34,088,912)        (7,689,462)      (51,782,947)
                                                          ----------------    --------------   ----------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS                          (33,821,606)      (53,122,498)       126,133,356      (142,102,725)
                                                          ----------------    --------------   ----------------    --------------
NET ASSETS, end of period                                 $     31,642,038    $   65,463,644   $    452,713,460    $  326,580,104
                                                          ================    ==============   ================    ==============
  Undistributed net investment income (loss)              $        471,216    $      108,078   $      1,669,627    $     (284,785)
                                                          ----------------    --------------   ----------------    --------------
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                      183,545           111,569          2,031,400        15,039,800
  Shares issued in reinvestment of distributions to
    shareholders                                                         -           180,092                  -           255,237
  Shares repurchased                                            (5,427,008)       (4,198,272)        (3,117,112)      (24,399,172)
                                                          ----------------    --------------   ----------------    --------------
  Net share transactions                                        (5,243,463)       (3,906,611)        (1,085,712)       (9,104,135)
                                                          ================    ==============   ================    ==============

See Notes to Financial Statements.

                                                                         MCBT                               MCBT
                                                                  JAPAN MID CAP FUND              PAN EUROPEAN MID CAP FUND
                                                          ----------------------------------   ---------------------------------
                                                          SIX MONTHS ENDED        YEAR        SIX MONTHS ENDED       YEAR
                                                          OCTOBER 31, 2003        ENDED       OCTOBER 31, 2003       ENDED
                                                             (UNAUDITED)      APRIL 30, 2003     (UNAUDITED)     APRIL 30, 2003*
                                                          ----------------   ---------------  ----------------   ---------------
NET ASSETS, beginning of period                           $     80,167,912   $   74,107,271   $     60,447,926   $             -
                                                          ----------------   --------------   ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                                    (332,738)        (245,378)           305,072            43,228
  Net realized gain (loss) on investments and foreign
    currency transactions                                       10,518,797      (13,047,761)         3,897,119        (5,127,629)
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currency transactions            34,372,950       (1,954,461)        16,245,939         2,847,303
                                                          ----------------   --------------   ----------------   ---------------
  Net increase (decrease) in net assets from operations         44,559,009      (15,247,600)        20,448,130        (2,237,098)
                                                          ----------------   --------------   ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                  -                -                  -                 -
  Net realized gains                                                     -                -                  -                 -
                                                          ----------------   --------------   ----------------   ---------------
  Total distributions                                                    -                -                  -                 -
                                                          ----------------   --------------   ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                377,916       41,165,521          1,792,320        78,757,564
  Cost of shares repurchased                                   (19,518,743)     (19,857,280)       (13,727,826)      (16,072,540)
                                                          ----------------   --------------   ----------------   ---------------
  Total increase (decrease) in net assets from capital
    share transactions                                         (19,140,827)      21,308,241        (11,935,506)       62,685,024
                                                          ----------------   --------------   ----------------   ---------------
NET INCREASE IN NET ASSETS                                      25,418,182        6,060,641          8,512,624        60,447,926
                                                          ----------------   --------------   ----------------   ---------------
NET ASSETS, end of period                                 $    105,586,094   $   80,167,912   $     68,960,550   $    60,447,926
                                                          ================   ==============   ================   ===============
  Undistributed net investment income (loss)              $        (49,900)  $      282,838   $        294,877   $       (10,195)
                                                          ----------------   --------------   ----------------   ---------------
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                       46,200        5,025,300            142,379         8,024,982
  Shares repurchased                                            (2,240,653)      (2,629,866)        (1,184,853)       (1,777,525)
                                                          ----------------   --------------   ----------------   ---------------
  Net share transactions                                        (2,194,453)       2,395,434         (1,042,474)        6,247,457
                                                          ================   ==============   ================   ===============

*    Fund commenced operations on June 6, 2002.

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                      SIX MONTHS ENDED          YEAR                 YEAR             YEAR
                                      OCTOBER 31, 2003          ENDED                ENDED            ENDED
                                      (UNAUDITED) (4)     APRIL 30, 2003 (4)    APRIL 30, 2002    APRIL 30, 2001
                                      ----------------    ------------------    --------------    --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period  $          7.630    $            9.500    $       11.180    $       15.320
                                      ----------------    ------------------    --------------    --------------
Net investment income                            0.051                 0.099             0.136             0.047
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                          1.799                (1.795)           (1.806)           (3.336)
                                      ----------------    ------------------    --------------    --------------
Total from investment operations                 1.850                (1.696)           (1.670)           (3.289)
                                      ----------------    ------------------    --------------    --------------
Less distributions:
  Net investment income                          0.000                (0.174)           (0.010)           (0.054)
  Net realized gains                             0.000                 0.000             0.000            (0.784)
  Tax return of capital                          0.000                 0.000             0.000            (0.013)
                                      ----------------    ------------------    --------------    --------------
Total distributions                              0.000                (0.174)           (0.010)           (0.851)
                                      ----------------    ------------------    --------------    --------------
Paid-in capital from subscription
  and redemption fees                            0.000                 0.000             0.000             0.000*
                                      ----------------    ------------------    --------------    --------------
Net asset value, end of period        $          9.480    $            7.630    $        9.500    $       11.180
                                      ================    ==================    ==============    ==============
TOTAL INVESTMENT
RETURN (1) (2)
                                                 24.25%               (17.82)%          (14.94)%          (21.93)%
                                      ================    ==================    ==============    ==============
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period             $     31,642,038    $       65,463,644    $  118,586,142    $  201,920,742
Operating expenses to average
  net assets                                      1.20%(3)              1.12%             1.00%             0.91%
Net investment income to average
  net assets                                      1.20%(3)              1.24%             0.63%             0.32%
Portfolio turnover rate                             46%                  104%               75%               66%

                                           YEAR            YEAR
                                           ENDED           ENDED
                                      APRIL 30, 2000   APRIL 30, 1999
                                      --------------   --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period  $       13.490   $       13.310
                                      --------------   --------------
Net investment income                          0.101            0.192
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                        2.889            0.786
                                      --------------   --------------
Total from investment operations               2.990            0.978
                                      --------------   --------------
Less distributions:
  Net investment income                       (0.226)          (0.106)
  Net realized gains                          (0.952)          (0.728)
  Tax return of capital                        0.000            0.000
                                      --------------   --------------
Total distributions                           (1.178)          (0.834)
                                      --------------   --------------
Paid-in capital from subscription
  and redemption fees                          0.018            0.036
                                      --------------   --------------
Net asset value, end of period        $       15.320   $       13.490
                                      ==============   ==============
TOTAL INVESTMENT
RETURN (1) (2)
                                               21.66%            7.92%
                                      ==============   ==============
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period             $  261,771,264   $  213,865,065
Operating expenses to average
  net assets                                    0.92%            0.96%
Net investment income to average
  net assets                                    0.89%            0.85%
Portfolio turnover rate                           71%              82%

----------
*    Amount rounds to less than $0.001.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                               SIX MONTHS ENDED             YEAR                 YEAR
                                               OCTOBER 31, 2003             ENDED                ENDED
                                                  (UNAUDITED)         APRIL 30, 2003(4)     APRIL 30, 2002
                                              ------------------     ------------------   ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $            5.340     $            6.670   $            5.850
                                              ------------------     ------------------   ------------------
Net investment income                                      0.032                  0.055                0.110
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                                             2.168                 (1.350)               0.710
                                              ------------------     ------------------   ------------------
Total from investment operations                           2.200                 (1.295)               0.820
                                              ------------------     ------------------   ------------------
Less distributions:
  Net investment income                                    0.000                 (0.035)               0.000
  Net realized gains                                       0.000                  0.000                0.000
                                              ------------------     ------------------   ------------------
Total distributions                                        0.000                 (0.035)               0.000
                                              ------------------     ------------------   ------------------
Paid-in capital from
  subscription and
  redemption fees                                          0.000                  0.000                0.000
                                              ------------------     ------------------   ------------------
Net asset value, end of period                $            7.540     $            5.340   $            6.670
                                              ==================     ==================   ==================
TOTAL INVESTMENT RETURN (1) (2)                            41.20%                (19.39)%              14.02%
                                              ==================     ==================   ==================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                     $      452,713,460     $      326,580,104   $      468,682,829
Operating expenses to average net assets                    1.03%(3)               1.13%                1.08%
Net investment income to average net assets                 0.99%(3)               0.99%                1.03%
Portfolio turnover rate                                       67%                   139%                 149%

                                                    YEAR                 YEAR                  YEAR
                                                    ENDED                ENDED                 ENDED
                                              APRIL 30, 2001(4)    APRIL 30, 2000(4)      APRIL 30, 1999
                                              ------------------   ------------------   ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $            9.880   $            8.010   $            8.990
                                              ------------------   ------------------   ------------------
Net investment income                                      0.067                0.030                0.081
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                                            (3.041)               1.964               (1.016)
                                              ------------------   ------------------   ------------------
Total from investment operations                          (2.974)               1.994               (0.935)
                                              ------------------   ------------------   ------------------
Less distributions:
  Net investment income                                   (0.101)               0.000               (0.045)
  Net realized gains                                      (0.955)              (0.124)               0.000
                                              ------------------   ------------------   ------------------
Total distributions                                       (1.056)              (0.124)              (0.045)
                                              ------------------   ------------------   ------------------
Paid-in capital from
  subscription and
  redemption fees                                          0.000                0.000                0.000*
                                              ------------------   ------------------   ------------------
Net asset value, end of period                $            5.850   $            9.880   $            8.010
                                              ==================   ==================   ==================
TOTAL INVESTMENT RETURN (1) (2)                           (30.34)%              25.00%              (10.26)%
                                              ==================   ==================   ==================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                     $      115,974,462   $      166,388,245   $      131,628,560
Operating expenses to average net assets                    1.05%                1.07%                1.12%
Net investment income to average net assets                 0.86%                0.32%                1.16%
Portfolio turnover rate                                      195%                 146%                 140%

----------
*    Amount rounds to less than $0.001.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

                                                         MCBT JAPAN MID CAP FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                               SIX MONTHS ENDED             YEAR                 YEAR
                                               OCTOBER 31, 2003             ENDED                ENDED
                                                  (UNAUDITED)         APRIL 30, 2003 (4)  APRIL 30, 2002 (4)
                                              ------------------     -------------------  ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $            6.830     $            7.940   $            9.260
                                              ------------------     ------------------   ------------------
Net investment income (loss)                              (0.029)                (0.021)              (0.052)
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                            4.269                 (1.089)              (1.123)
                                              ------------------     ------------------   ------------------
Total from investment operations                           4.240                 (1.110)              (1.175)
                                              ------------------     ------------------   ------------------
Less distributions:
  Net investment income                                    0.000                  0.000               (0.031)
  Net realized gains                                       0.000                  0.000               (0.114)
                                              ------------------     ------------------   ------------------
Total distributions                                        0.000                  0.000               (0.145)
                                              ------------------     ------------------   ------------------
Paid-in capital from subscription
  and redemption fees                                      0.000                  0.000                0.000
                                              ------------------     ------------------   ------------------
Net asset value, end of period                $           11.070     $            6.830   $            7.940
                                              ==================     ==================   ==================
TOTAL INVESTMENT RETURN (1) (2)                            62.08%                (13.98)%             (12.54)%
                                              ==================     ==================   ==================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                     $      105,586,094     $       80,167,912   $       74,107,271
Operating expenses to average net assets                    1.31%(3)               1.31%                1.31%
Net investment loss to average  net assets                 (0.72)%(3)             (0.29)%              (0.62)%
Portfolio turnover rate                                       70%                   105%                  82%

                                                     YEAR                 YEAR                 YEAR
                                                     ENDED                ENDED                ENDED
                                                APRIL 30, 2001       APRIL 30, 2000       APRIL 30, 1999
                                              ------------------   ------------------   ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $           14.650   $            9.290   $            6.460
                                              ------------------   ------------------   ------------------
Net investment income (loss)                              (0.016)              (0.095)               0.102
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                           (3.645)               5.544                2.727
                                              ------------------   ------------------   ------------------
Total from investment operations                          (3.661)               5.449                2.829
                                              ------------------   ------------------   ------------------
Less distributions:
  Net investment income                                    0.000                0.000                0.000
  Net realized gains                                      (1.729)              (0.089)               0.000
                                              ------------------   ------------------   ------------------
Total distributions                                       (1.729)              (0.089)               0.000
                                              ------------------   ------------------   ------------------
Paid-in capital from subscription
  and redemption fees                                      0.000                0.000                0.001
                                              ------------------   ------------------   ------------------
Net asset value, end of period                $            9.260   $           14.650   $            9.290
                                              ==================   ==================   ==================
TOTAL INVESTMENT RETURN (1) (2)                           (24.96)%              58.55%               43.80%
                                              ==================   ==================   ==================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                     $      129,920,151   $      149,821,497   $       81,800,071
Operating expenses to average net assets                    1.23%                1.21%                1.31%
Net investment loss to average  net assets                 (0.39)%              (0.57)%              (0.34)%
Portfolio turnover rate                                       55%                  37%                  27%

----------
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

                                                  MCBT PAN EUROPEAN MID CAP FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                                SIX MONTHS ENDED             PERIOD
                                                                OCTOBER 31, 2003             ENDED
                                                                   (UNAUDITED)        APRIL 30, 2003 * (4)
                                                               ------------------     --------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $            9.680     $             10.000
                                                               ------------------     --------------------
Net investment income                                                       0.058                    0.006
Net realized and unrealized gain (loss) on investments
 and foreign currency transactions                                          3.512                   (0.326)
                                                               ------------------     --------------------
Total from investment operations                                            3.570                   (0.320)
                                                               ------------------     --------------------
Less distributions:
  Net investment income                                                     0.000                    0.000
  Net realized gains                                                        0.000                    0.000
                                                               ------------------     --------------------
Total distributions                                                         0.000                    0.000
                                                               ------------------     --------------------
Net asset value, end of period                                 $           13.250     $              9.680
                                                               ==================     ====================
TOTAL INVESTMENT RETURN (1) (2)                                             36.88%                   (3.20)%
                                                               ==================     ====================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                      $       68,960,550     $         60,447,926
Operating net expenses to average net assets (3)                             1.40%                    1.36%
Operating gross expenses to average net assets (3)                           1.40%                    1.37%
Net investment income to average net assets (3)                              0.93%                    0.08%
Portfolio turnover rate                                                        47%                     149%

----------
*    Fund commenced operations on June 6, 2002.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers four funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), MCBT Japan Mid Cap Fund (the "Japan Mid Cap Fund"), formerly MCBT Japan Small Companies Fund, and MCBT Pan European Mid Cap Fund (the "Pan European Mid Cap Fund"), (each a "Fund" and collectively, the "Funds"). On April 5, 2000, the Trust's Board of Trustees authorized the creation of the MCBT All Countries World ex U.S. Fund, which has not commenced operations. On June 10, 2003, the Trust's Board of Trustees authorized the creation of the MCBT Global Equity Fund and the MCBT Greater China Fund, these funds have not yet commenced operations. The Opportunistic EAFE Fund, the Global Emerging Markets Fund, the Japan Mid Cap Fund and the Pan European Mid Cap Fund commenced investment operations on July 1, 1994, February 14, 1997, August 15, 1994 and June 6, 2002, respectively. The Funds' Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable, quotations are not deemed by the investment manager to be representative of market value or significant events occurred after the close of the relevant market but prior to the close of markets in the United States of America are valued at fair value as determined in good faith by the Trustees of the Trust ("Trustees"), or by persons acting pursuant to procedures established by the Trustees. At October 31, 2003, fair valued securities in the Opportunistic EAFE Fund and Global Emerging Markets Fund amounted to $327,950 and $44,808,190 or 1.04% and 9.90% of its net assets, respectively.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forward").

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A Forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At October 31, 2003, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EQUITY LINKED SECURITIES - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities.

At October 31, 2003, the Opportunistic EAFE and Global Emerging Markets Funds held equity-linked zero-strike European style call warrants through Morgan Stanley & Co. ("MS&Co."), the issuer. Under the terms of the agreements, each warrant entitles the Fund to receive from MS&Co. an amount in U.S. dollars linked to the performance of specific equity shares.

EXPENSES - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DISTRIBUTIONS TO SHAREHOLDERS - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses, capital loss carryforwards and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through June 27, 2000, there was a purchase premium for cash investments into the Opportunistic EAFE Fund of 0.75% of the amount invested and a redemption fee on cash redemptions of 0.75% of the amount redeemed. Effective through September 30, 1998, there was a purchase premium for cash investments into the Global Emerging Markets Fund and the Japan Mid Cap Fund of 1.00% of the amount invested and a redemption fee on cash redemptions of 1.00% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the respective Fund and were recorded as paid-in capital by that Fund. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2003, the following Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains:

                                         EXPIRING          EXPIRING          EXPIRING
FUND                                  APRIL 30, 2009    APRIL 30, 2010    APRIL 30, 2011
----                                  --------------    --------------    --------------
Opportunistic EAFE Fund               $            _    $   29,654,022    $   19,806,934
Global Emerging Markets Fund              13,673,199        28,081,938        24,135,137
Japan Mid Cap Fund                                 -        14,922,935        11,911,577
Pan European Mid Cap Fund                          -                 -         3,243,064

As of April 30, 2003, the Funds elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

                                                                POST OCTOBER    POST OCTOBER
        FUND                                                    CAPITAL LOSS    CURRENCY LOSS
        ----                                                    ------------    -------------
        Opportunistic EAFE Fund                                 $  5,484,715    $           -
        Global Emerging Markets Fund                              23,432,683          164,000
        Japan Mid Cap Fund                                        10,355,707                -
        Pan European Mid Cap Fund                                    786,306           10,195

NOTE C - AGREEMENTS AND FEES
The Trust has entered into an Advisory Agreement with Martin Currie Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited, for each Fund. Under the Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

        FUND                                      MANAGEMENT FEE
        ----                                      --------------
        Opportunistic EAFE Fund                       0.70%
        Global Emerging Markets Fund                  0.80%
        Japan Mid Cap Fund                            1.00%
        Pan European Mid Cap Fund                     1.00%

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.08% of its average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs.

Under the existing service level agreement to perform certain administrative services for the Trust, State Street agreed to waive the minimum requirements of its fees for the first six months of operations for the Pan European Mid Cap Fund. State Street also receives fees and compensation of expenses for certain custodian and transfer agent services.

The Trust has adopted a distribution and servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $50,000 ($25,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS
Excluding short-term investments, each Fund's purchases and sales of investments for the period ended October 31, 2003 were as follows:

        FUND                                        COST OF PURCHASES    PROCEEDS FROM SALES
        ----                                        -----------------    -------------------
        Opportunistic EAFE Fund                     $      25,411,794    $        70,044,390
        Global Emerging Markets Fund                      257,052,342            268,559,118
        Japan Mid Cap Fund                                 63,006,227             82,507,556
        Pan European Mid Cap Fund                          30,086,293             40,823,208

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at October 31, 2003 were as follows:

                                         IDENTIFIED              GROSS UNREALIZED           NET UNREALIZED
FUND                                        COST          APPRECIATION      DEPRECIATION     APPRECIATION
----                                   --------------    --------------     ------------    --------------
Opportunistic EAFE Fund                $   25,276,957    $    6,461,533     $    100,092    $    6,361,441
Global Emerging Markets Fund              326,047,626       118,252,718        3,558,242       114,694,476
Japan Mid Cap Fund                         77,446,144        27,132,280          753,382        26,378,898
Pan European Mid Cap Fund                  50,048,610        19,096,511            5,425        19,091,086

The net unrealized appreciation/(depreciation) on foreign currency transactions at October 31, 2003 on a federal income tax basis for each Fund was the same as for book.

NOTE E - PRINCIPAL SHAREHOLDERS
The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of October 31, 2003 and the total percentage of shares of the Fund held by such shareholders:

                                                            5% OR GREATER SHAREHOLDERS
                                                            --------------------------
        FUND                                                NUMBER         % OF SHARES
        ----                                                ------         -----------
        Opportunistic EAFE Fund                               6                67.30%
        Global Emerging Markets Fund                          5                87.30
        Japan Mid Cap Fund                                    4                78.78
        Pan European Mid Cap Fund                             4                79.65

NOTE F - CONCENTRATION OF RISK
Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

                              TRUSTEES AND OFFICERS

     Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Fund's Statement of Additional Information has further information about the Trustees and is available without charge by calling 1-866-480-1888.

INTERESTED TRUSTEE

     The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

                                               NUMBER OF
                                             PORTFOLIOS IN
                                                 FUND
                   POSITION(S)                 COMPLEX
                    HELD WITH     POSITION    OVERSEEN BY                                                             OTHER
NAME AND AGE          FUND       HELD SINCE     TRUSTEE       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS (1)   DIRECTORSHIPS (2)
-----------------  -----------   ----------  -------------  ---------------------------------------------------  -----------------
Timothy J.D. Hall  Trustee and   2000        4              Member of the executive board of Martin Currie       None
41                 President                                Ltd., (parent company); Director and Vice
                                                            President of Martin Currie Inc. (investment
                                                            adviser); Director of Martin Currie Global
                                                            Investors Ltd. (investment adviser), Martin Currie
                                                            Services Ltd. (investment adviser) and Martin
                                                            Currie Management Ltd. (investment adviser); Head
                                                            of Client Services for the group of companies
                                                            owned by Martin Currie Ltd. (the "Martin Currie
                                                            Group") (investment adviser).

NON-INTERESTED TRUSTEES

     Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

                                               NUMBER OF
                                             PORTFOLIOS IN
                                                 FUND
                   POSITION(S)                 COMPLEX
                    HELD WITH     POSITION    OVERSEEN BY                                                             OTHER
NAME AND AGE          FUND       HELD SINCE     TRUSTEE      PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS (1)    DIRECTORSHIPS (2)
-----------------  -----------   ----------  -------------  ---------------------------------------------------  -----------------
Simon D. Eccles    Trustee       1994        4              Chairman of BFS Absolute Trust PLC (closed-end       None
68                                                          fund); Director of 10/10 Digital Ltd.
                                                            (consultancy); Director, Sherrill House, Inc.
                                                            (not-for-profit nursing home). Formerly:
                                                            Consultant to and Director of BFS Absolute Trust
                                                            PLC; Chairman of Venturi Investment Trust
                                                            (closed-end fund).

Patrick R.         Trustee       1994        4              Self-employed investment manager; Director of The    None
Wilmerding                                                  Providence Journal (newspaper). Formerly: Director
60                                                          of Lenox Capital (private equity firm); Division
                                                            Executive of The First National Bank of Boston
                                                            (bank); and Director, Rathborne Land Company (real
                                                            estate development company).

OFFICERS (OTHER THAN OFFICERS WHO ARE ALSO TRUSTEES)

                         POSITION(S)
                          HELD WITH            POSITION
NAME AND AGE                FUND              HELD SINCE                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS (1)
-------------------    ----------------    -----------------    ------------------------------------------------------------------
Colin Winchester       Vice President      1997                 Director of Finance of Martin Currie Ltd., Martin Currie
55                     and Treasurer                            Investment Management Ltd., Martin Currie Services Ltd., Martin
                                                                Currie Trustees Ltd., Martin Currie (Bermuda) Ltd. (investment management), and Martin Currie Management Ltd.; Director of
                                                                Moorgate Investment Management Ltd. (investment management).
                                                                Formerly: Director of Craigengillian Estates (No. 2) Company Ltd.
                                                                (private investment company), Little Hoblyn Holdings Ltd.
                                                                (private investment company), and Tippet Hill Investment Company
                                                                Ltd. (private investment company).

Julian M.C.            Vice                1994                 Director of Legal and Compliance, Martin Currie Investment
Livingston             President                                Management Ltd. (investment management); Director of Martin
43                                                              Currie Services Ltd., Martin Currie (Bermuda) Ltd., and Martin
                                                                Currie Absolute Return Funds Ltd. Formerly: Director of Near East
                                                                Opportunities Fund Ltd., Martin Currie Private Clients Ltd.,
                                                                Saltire Private Fund Managers; Alternate Director of China
                                                                Heartland Fund (Mauritius) Ltd., China Heartland Fund Ltd., Egypt
                                                                Fund Ltd. and Taiwan Opportunities Fund Ltd.

Lorraine               Clerk               2002                 Senior Compliance Analyst, Martin Currie Investment Management
McFarlane                                                       Ltd. (investment management).
40

----------
(1) Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.
(2) Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

                      [This page intentionally left blank]

                          MARTIN CURRIE BUSINESS TRUST


                              TRUSTEES AND OFFICERS

                   Timothy J.D. Hall, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                     Julian M.C. Livingston, VICE PRESIDENT
                           Lorraine McFarlane, CLERK

                              * INTERESTED TRUSTEE


                               INVESTMENT MANAGER

                               Martin Currie Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                                    Scotland
                               011-44-131-229-5252

            Authorized and regulated by Financial Services Authority

                   Registered Investment Adviser with the SEC


The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933. Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.

Not applicable

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

(b) Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    MARTIN CURRIE BUSINESS TRUST

                                                     By: /s/ Timothy J.D. Hall
                                                         -----------------------
                                                     Name: Timothy J.D. Hall
                                                     Title:  President
                                                     Date: January 6, 2004


     Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:   January 6, 2004                              By: /s/ Timothy J.D. Hall
                                                        ------------------------
                                                        Name: Timothy J.D. Hall
                                                        Title:  President



Date:   January 6, 2004                              By: /s/ Colin Winchester
                                                        ------------------------
                                                     Name: Colin Winchester
                                                     Title: Vice President and
                                                            Treasurer


                                  EXHIBIT LIST

10(a)(2)(i)    Certification of the Principal Executive Officer required by
               Rule 30a-2(a) under the Act.

10(a)(2)(ii)   Certification of the Principal Financial Officer required by
               Rule 30a-2(a) under the Act.